EXHIBIT NO. 10.1

SECOND AGREEMENT FOR PAYMENT OF INTEREST WITH STOCK

THIS AGREEMENT is made and entered into as of January 31, 2005, by and between Micro Component Technology, Inc., a Minnesota corporation (the “Company”), and the undersigned holders of the Company’s 10% Senior Subordinated Convertible Notes, due December 24, 2006 (the “Notes”).

Recitals

The Company issued the Notes on December 24, 2001 to a group of purchasers (the “Noteholders”), pursuant to a Note Purchase Agreement (the “Note Purchase Agreement”), and a Registration Rights Agreement (the “Registration Rights Agreement”), both dated December 24, 2001.

The Notes provide for semi-annual payments of accrued interest, in cash, on June 30 and December 31 of each year until maturity on December 24, 2006.  Pursuant to the prior Agreement for Payment of Interest with Stock, effective June 30, 2003 (the “Prior Agreement’), holders of substantially all of the Notes agreed to accept shares of the Company’s common stock, par value $.01 per share (“Shares”) in full payment of accrued interest in 2003 and 2004, and the conversion price for the Notes was reduced from $2.60 to $1.00 per share.

The Company has now requested the undersigned Noteholders to accept Shares in full payment of accrued interest in 2005 and 2006, and the Company and the undersigned Noteholders wish to enter into an agreement specifying the terms and conditions for such payment, and a further reduction in the conversion price for the Notes.

A total of $3,629,919 principal amount of the Notes remains outstanding.

Agreement

1.                                      Payment in Shares.  Interest due and payable on the Notes on each of the June 30, 2005, December 31, 2005, June 30, 2006, and December 24, 2006 interest payment dates (the “Interest Payment Dates”) shall be paid in Shares to each of the undersigned Noteholders.  The number of Shares payable to each of the undersigned Noteholders on each Interest Payment Date shall be equal to the amount of interest payable to the undersigned Noteholder on such date, divided by the average closing sale price of the Shares on the OTC Bulletin Board (or successor market) for the ten consecutive trading days ending immediately prior to the Interest Payment Date.  Certificates for the Shares shall be issued and delivered to the undersigned Noteholders as soon as practicable following the applicable Interest Payment Date.  Delivery of the Shares to the undersigned Noteholders in this manner shall constitute payment in full of all accrued interest due on the applicable Interest Payment Date.  Upon issuance, the Shares shall constitute validly issued, fully-paid and nonassessable shares of the Company’s common stock.

2.                                      Reduction in Conversion Price.  Effective as to the undersigned Noteholders, the definition of “Conversion Price”, contained in Section 1 of the Notes, shall be revised to state as follows:

“Conversion Price” means $2.60 through and including June 30, 2003; $1.00 from July 1, 2003 through and including January 31, 2005 (except for those Noteholders who did not execute the Prior Agreement and for whom conversion price remained $2.60 through January 31, 2005); and $0.85 from February 1, 2005 through and including December 24, 2006.  The reduction in the Conversion Price hereby to $0.85 fully satisfies the Company’s obligation to adjust the Conversion Price pursuant to Section 8(c), as amended, through January 31, 2005.

3.                                      Adjustments to Conversion Price for Noteholders.  For the undersigned Noteholders who did not execute the Prior Agreement, Sections 8(c), 8(d), and 8(h) of the Notes, governing adjustments in the Conversion Price, are deleted, and replaced by the following new Section 8(c).  For the undersigned Noteholders who executed the Prior Agreement, and for whom the following Section 8(c) was added by the Prior Agreement, paragraph (xiii) of Section 8(c) is replaced by new paragraph (xiii) as set forth below.

8(c) Adjustments to Conversion Price.

The Conversion Price and the number of Common Shares shall be subject to adjustment from time to time upon the happening of certain events as provided in this Section 8(c):

(i)                                     (A)  If the Company at any time hereafter issues, grants or sells any shares of Common Stock, or options, warrants or other rights to acquire shares of Common Stock, or securities convertible or exchangeable, directly or indirectly, into shares of Common Stock, for a consideration, exercise or conversion price per share less than the Conversion Price in effect immediately prior to the issuance, grant or sale of such shares, options, warrants or other rights, or other securities convertible or exchangeable, directly or indirectly, into shares of Common Stock, or without consideration, then forthwith upon such issuance, grant or sale, the Conversion Price shall be adjusted so that the Conversion Price shall equal the Conversion Price immediately prior to the date of such issuance, grant or sale multiplied by a fraction, the numerator of which shall be (aa) the number of shares of Common Stock outstanding on the date of such issuance, grant or sale, plus (bb) the number of additional shares of Common Stock which the aggregate consideration received by the Company upon such issuance, grant or sale (plus the aggregate of any additional amount to be received by the Company upon the exercise of such options, warrants, rights or securities) would purchase at such Conversion Price, and the denominator of which shall be (aa) the number of shares of Common Stock outstanding on the date of such issuance, grant or sale, plus (bb) the number of additional shares of Common Stock issued, granted or sold (or into which the options, warrants, rights or securities so issued, granted or sold are exercisable, convertible or exchangeable).

(B)  For the purpose of any computation to be made in accordance with this paragraph (i), the following provisions shall be applicable:

(aa)                             In the case of the issuance or sale of shares of Common Stock or such options, warrants, rights or other securities for a consideration part or all of which shall be cash, the amount of the cash consideration therefore shall be deemed to be the amount of cash received by the Company for such shares, options, warrants, rights or other securities (or, if shares of Common Stock or such options, warrants, rights or other securities are offered by the Company for subscription, the subscription price, or, if shares of Common Stock or such options, warrants, rights or other securities shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price) before deducting there from any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

(bb)                         In the case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company) of shares of Common Stock or such options, warrants, rights or other securities for a consideration part or all of which shall be other than cash, the amount of the consideration therefore other than cash shall be deemed to be the fair market value of such consideration as determined in good faith by the Board of Directors.

(cc)                           This paragraph (i) shall not apply with respect to a stock dividend or distribution payable in shares of capital stock of the Company, but paragraph (vi) hereof shall apply with respect to such transaction or issuance.

(dd)                         The reclassification of securities of the Company other than shares of Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock or such options, warrants, rights or other securities for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares or such options, warrants, rights or other securities, and the value of the consideration allocable to such shares of Common Stock or such options, warrants, rights or other securities shall be determined as provided in paragraph (i)(B)(bb) hereof.

(ee)                           The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable upon the exercise in full of all options, rights and warrants and upon the conversion or exchange in full of convertible or exchangeable securities.

(C)  Subject to paragraph (ii) hereof, with respect to any issuance, grant or sale of options, warrants or other rights to acquire shares of Common Stock or securities convertible or exchangeable, directly or indirectly, into shares of Common Stock, the adjustment, if any, provided for pursuant to this paragraph (i) shall be made upon the issuance, grant or sale of such option, warrant, right or security (and no additional adjustment shall be made upon the exercise, conversion or exchange thereof to the extent such additional adjustment would be duplicative of a prior adjustment).

(ii)                                   If the purchase price provided for in any options, rights or warrants, the additional consideration, if any, payable upon the conversion or exchange of any convertible or exchangeable securities, or the rate at which any convertible or exchangeable securities are convertible into or exchangeable for Common Stock, shall change at any time (other than under or by reason of provisions designed to protect against dilution), the Conversion Price adjusted pursuant to paragraph (i) hereof in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such options, rights, warrants and convertible and exchangeable securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the expiration of any such options, warrants or rights or the termination of any such right to convert or exchange such convertible securities or exchangeable securities, the Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such options, rights, warrants or convertible or exchangeable securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

(iii)                               Upon each adjustment of the Conversion Price pursuant to paragraph (i), the number of Common Shares issuable upon conversion of the Notes shall be adjusted so that such number shall equal the number of Common Shares issuable immediately prior to such adjustment of the Conversion Price multiplied by a fraction, the numerator of which shall be the Conversion Price immediately prior to such adjustment in the Conversion Price and the denominator of which shall be the Conversion Price immediately following such adjustment in the Conversion Price.  This paragraph (iii) is not intended to increase the number of shares of Common Stock issuable upon conversion of the Notes over the number determined by dividing the dollar amount being converted by the Conversion Price then in effect.

(iv)                              If the Company shall at any time after the Issue Date issue, grant or sell securities with greater or superior voting rights than the shares of Common Stock outstanding as of the Issue Date, Holders, at their option, may receive upon conversion either the Common Shares or a like number of such securities with greater or superior voting rights, in addition to all other securities and property otherwise issuable upon such conversion.

(v)                                 In the case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, or sale or transfer by the Company of all or substantially all of its assets to another corporation or other entity (other than a consolidation, merger or sale of assets which does not result in any reclassification or change of the outstanding Common Stock), the corporation or other entity formed by such consolidation or merger or acquiror of such assets shall execute and deliver to the Holder a supplemental instrument or agreement providing that Holders shall have the right thereafter (until the Maturity Date or earlier conversion or redemption of this Note) to receive, upon conversion, the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale or transfer, by a holder of the number of shares of Common Stock which Holders could have received had they converted immediately prior to such consolidation, merger, sale or transfer.  Such supplemental instrument or agreement shall provide for adjustments which shall be identical to the adjustments provided in this Section 8(c).

(vi)                              In the event that the Company shall at any time hereafter (A) declare or pay a dividend or otherwise distribute to its stockholders any assets, property, rights, evidences of indebtedness, securities (including a stock dividend or distribution payable in shares of capital stock of the Company), whether issued by the Company or by another, or any other thing of value, (B) change, split, divide, combine or otherwise reclassify its capital stock into the same or a different number of shares, or into shares of any other class or classes or (C) make any distribution of its assets to holders of its capital stock pursuant to a complete or partial liquidation of the Company, then, in each case, the Conversion Price and the Common Shares shall be equitably adjusted so that Holders shall thereafter be entitled, in addition to (or, if the circumstances clearly require consistent with the essential intent and principles of this Section 8(c), in substitution for) the Common Shares or other securities and property receivable upon the Common Stock, to receive, upon the conversion, such additional or lesser number of shares of capital stock, or the same assets, property, rights, evidences of indebtedness, securities or any other thing of value, or such assets of the Company, that it would have been entitled to receive at the time of the occurrence of any of the foregoing events as if the Notes had been converted immediately prior to such event.  At the time of the occurrence of any of the foregoing events, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this paragraph (vi).

(vii)                           The Company will not, by amendment of its Articles of Incorporation or its other organizational documents or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Notes, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of Holders against impairment.

(viii)                        If, at any time, as a result of an adjustment made pursuant to this Section 8(c), Holders shall become entitled to receive any securities of the Company other than Common Shares, thereafter the number of such other securities so receivable upon conversion shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained in this Section 8(c), and such provisions shall apply on like terms to any such other securities.

(ix)                                Irrespective of any adjustment or change in the Conversion Price or the number or kind of securities issuable upon the conversion hereunder, the Notes theretofore or thereafter issued may continue to express the Conversion Price and the number and kind of securities which were stated in the initial Notes or any Note(s) subsequently issued in lieu thereof (but the actual number and kind of securities issuable upon the conversion and the Conversion Price shall in all cases be as determined in accordance with the provisions contained therein).

(x)                                   Whenever an adjustment is made as provided in this Section 8(c), the Company shall forthwith file, at the principal office of the Company, a certificate of its chief financial officer, showing in detail the facts requiring such adjustment and the Conversion Price in effect following such adjustment, and mail a copy of such certificate by first-class certified mail, return receipt requested, postage prepaid, to each Holder.

(xi)                                If any event, circumstance, condition or transaction shall occur as to which the provisions of this Section 8(c) are not strictly applicable but as to which the failure to make any adjustment would adversely affect the rights represented by the Notes in accordance with the essential intent and principles of this Section 8(c) or, if the provisions of this Section 8(c) are strictly applicable, but such provisions would not fairly protect the rights of Holders in accordance with the essential intent and principles of this Section 8(c) (which are to place Holders in a position as nearly equal as possible to the position they would have occupied had they purchased the Common Shares on the date hereof), then, in each such case, the Board of Directors of, in its good faith, shall cause the Company to make such adjustments, on a basis consistent with the essential intent and principles established in this Section 8(c), necessary to preserve, without dilution, the rights represented hereby.

(xii)                             The provisions of this Section 8(c) shall similarly apply to successive actions, activities, events, circumstances, conditions or transactions.  If more than one provision of this Section 8(c) would apply with respect to a particular action, activity, event, circumstance, condition or transaction, only the provision that would yield the most beneficial result for Holders shall apply with respect to such action, activity, event, circumstance, condition or transaction, and no adjustment shall be made to the extent it is duplicative of another adjustment made hereunder.

(xiii)                          The provisions of this Section 8(c) shall not apply with respect to (A) the grant of options, or the issuance of stock, to directors, employees, consultants or advisors under the Company’s Employee Stock Purchase Plan, 1993 Incentive Stock Option Plan, Stock Option Plan for Outside Directors, 2004 Incentive Stock Option Plan, 150,000 shares previously reserved for the grant of options to consultants, advisors, employees and directors, or any other compensatory plan approved by the shareholders in the future, (B) the issuance of stock pursuant to any other option or warrant outstanding on the date hereof, (C) the issuance of shares as interest on the Notes pursuant to Section 1 of this Agreement, or (D) the issuance of shares to Laurus Funds or its successors or assigns pursuant to the terms of the agreements between Laurus Funds and the Company in effect on the date hereof.

4.                                      Representations and Warranties of the Undersigned Noteholders.

Each of the undersigned Noteholders represents and warrants to the Company, severally solely as to itself and not jointly, as of the date hereof, as follows:

(a)                                  Purchase for its Own Account.  The undersigned Noteholder is purchasing the Shares for its own account, without a view to the distribution thereof in violation of the Securities Act.  The undersigned Noteholder understands that the Company has not registered the Shares under the Securities Act, and that the Shares may not be sold or transferred or offered for sale or transfer by it without registration under the Securities Act or the availability of an exemption therefrom.

(b)                                 Accredited Investor.  The undersigned Noteholder is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.

(c)                                  Access to Information; Knowledge and Experience.  The undersigned Noteholder (i) has received copies of the Company’s 2003 SEC Form 10-K and SEC Form 10-Q for the quarter ended September 25, 2004, and has also been furnished with or has had access to all of the information the undersigned Noteholder has requested from the Company, (ii) has had an opportunity to discuss with management of the Company the intended business and financial affairs of the Company, and (iii) has such knowledge and experience in business and financial matters and with respect to investments in securities similar to the Shares that it is capable of evaluating the risks and merits of this investment.

(d)                                 Risks.  The undersigned Noteholder recognizes that an investment in the Company involves certain risks, and has taken full cognizance of, and understands all of, the risk factors related to the purchase of the Shares, including, without limitation, the risk factors and additional business risks disclosed in the Company’s SEC filings.

5.                                      Registration of Shares.  The Company shall use its best efforts to register the additional Shares issuable as interest hereby, and the additional Shares issuable as a result of the reduction in the conversion price, with the SEC on Form S-2 by April 30, 2005, or as soon as practicable thereafter.

6.                                      Restrictions on Transfer.  The Shares shall not be transferable, except that a Noteholder may transfer the Shares in a non-sale transaction to any Affiliate, as defined in the Note Purchase Agreement.  Each certificate for the Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR APPLICABLE STATE BLUE SKY LAWS.  THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL, ACCEPTABLE TO THE ISSUER, THAT THE TRANSFER IS EXEMPT FROM REGISTRATION.”

7.                                      Condition of Effectiveness.  This Agreement shall not become effective unless it is signed on or before February 18, 2005 by Noteholders holding 80% or more of the outstanding principal amount of the Notes; provided, however, that the Company may extend or waive this condition in its sole discretion by written notice of the Noteholders.  Effectiveness of this Agreement shall not affect the rights of Noteholders who do not sign this Agreement.

8.                                      Survival of the Notes.  Except as amended hereby and by the Prior Agreement, the Notes, the Note Purchase Agreement, and the Registration Rights Agreement, all dated December 24, 2001, continue in full force and effect.

9.                                      Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

10.                               Entire Agreement.  This Agreement contains the entire agreement of the parties on the subject matter hereof, and supersedes any and all prior agreements, instruments, documents and other writings among the parties with respect to the subject matter hereof, except the Note Documents as provided in Section 8.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized officers, all as of the day and year first written above.

MICRO COMPONENT TECHNOLOGY, INC.

By:	/s/ Roger E. Gower
Roger E. Gower
Its Chief Executive Officer

PURCHASERS

AMARANTH TRADING, LLC

By:	Amaranth Advisors, LLC,
Its:	Managing Member

By:	/s/ Nick Maunis
Nick Maounis
Its: Managing Member

AHAB INVESTMENTS, LP
(fka Pequod Investments, L.P.)

By:
Jonathan Gallen
Its: General Partner

Woodville, LLC

By:	/s/ Jeff Sowada
Jeff Sowada, Its Chief Manager

Robert D. Long

John Colton

US BANCORP PIPER JAFFRAY AS CUSTODIAN FBO RICHARD C. PERKINS IRA

By:	/s/ Richard Perkins
Richard C. Perkins, Jr.

ALICE ANN CORPORATION

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President

US BANCORP PIPER JAFFRAY AS CUSTODIAN FBO ANCHOR SCIENTIFIC INC. SPN/PRO

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President

GARY A. BERGREN

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President

DAVID C. AND CAROLE A. BROWN TTEES FBO DAVID C. AND CAROLE A. BROWN REVOCABLE TRUST U/A DATED 10/23/97

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President

US BANCORP PIPER JAFFRAY AS CUSTODIAN FBO CRAIG L. CAMPBELL IRA ROLLOVER

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President

US BANCORP PIPER JAFFRAY AS
CUSTODIAN FBO ROBERT H. CLAYBURGH
IRA ROLLOVER

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President

US BANCORP AS CUSTODIAN FBO BRADLEY A. ERICKSON IRA ROLLOVER

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President

THOMAS J. FRANTA

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President

MICHAEL P. GARRETT SPECIAL ACCOUNT

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President

US BANCORP PIPER JAFFRAY AS CUSTODIAN FBO FRED T. GERBIG IRA

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President

US BANCORP PIPER JAFFRAY AS CUSTODIAN FBO J. RICHARD GILLILAND IRA

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President

DENNIS D. GONYEA

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President

JERRY & CATHERINE HERRMANN JT WROS

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President

DOROTHY J. HOEL

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President

RAYMOND R. JOHNSON

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President

ELIZABETH J. KUEHNE

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President

ROBERT L. KUNZ, JR TTEE FBO ROBERT L. KUNZ, JR. TRUST U/A DATED 1/21/94

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President

US BANCORP PIPER JAFFRAY AS CUSTODIAN FBO DAN L. LASTAVICH IRA

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President

US BANCORP PIPER JAFFRAY AS CUSTODIAN FBO CHARLES W. PAPPAS IRA

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President

US BANCORP PIPER JAFFRAY AS CUSTODIAN FBO JOHN T. POTTER IRA

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President

ALAN R. RECKNER

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President

CAROLYN SALON

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President

JOEL A. SALON

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President

CHARLES J. SCHOEN

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President

DR. PAUL C. SEEL & NANCY S. SEEL JT/WROS

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President

STEPHEN P. VERTIN

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President

CEDRIC A. & MARGARET E. VEUM TTEES FBO CEDRIC A. & MARGARET E. VEUM LIVING TRUST U/A/ DATED 6/20/96

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President

US BANCORP PIPER JAFFRAY AS CUSTODIAN FBO VEUM VETERINARIANS, LTD. SPN/PEN

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President

DONALD O. & JANET M. VOIGHT TTEES FBO JANET M. VOIGHT TRUST U/A DATED 8/29/96

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President

US BANCORP PIPER JAFFRAY AS CUSTODIAN FBO JAMES B. WALLACE SPN/PRO

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President

DAVID M. WESTRUM TTEE FBO DAVID W. WESTRUM REVOCABLE LIVING TRUST U/A DATED 6/1/97

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President

US BANCORP PIPER JAFFRAY AS CUSTODIAN FBO MICHAEL R. WILCOX IRA ROLLOVER

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President

SCOTT E. & MARY T. STRICKLAND, JT/WROS

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President

US BANCORP PIPER JAFFRAY AS CUSTODIAN FBO WILLIAM H. BAXTER IRA

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President

WILLIAM H. BAXTER TTEE FBO WILLIAM H. BAXTER REVOCABLE TRUST U/A
DATED 7/3/96

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President

SCHWARTZMAN COMPANY INC. PROFIT-SHARING PLAN

By:	/s/ Richard Perkins
Perkins Capital Management Inc.,
Attorney-In-Fact
By Richard C. Perkins, Vice President